UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2025

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GHST World Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	000-31705	91-2007477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 PGA Boulevard, Suite 305 Palm Beach Gardens, FL		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (561) 686-3307

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(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2025, the Board of Directors of GHST World, Inc. (the “Company”) appointed Roberto Castellazzi as the Company’s Chief Executive Officer, Massimo Trebbi as President and Fabrizio Castellazzi as a director, following the resignations of Pierangelo Negri as a director, Roberto Castellazzi as President, Edoardo Berti Riboli as Chief Executive Officer, Paolo Sangiovanni as a Chief Financial Officer and Massimiliano Stella as Chief Information Officer which occurred on the same date. Each of these individuals’ decision to resign from their respective positions as an officer and/or director of the Company was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In addition, on February 27, 2025 Marcello Apella was appointed as Chief Executive Officer and Roberto Castellazzi was appointed as President of each of IoTT World Inc. and GHST Sport Inc., the Company’s subsidiaries.

Mr. Roberto Castellazzi’s five-year business experience has been previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 2, 2024.

Mr. Trebbi, 60, currently serves as director of Just Bo Ltd. since 2013. Mr. Trebbi has also served as Vice President of UDSA, a non-profit organization to develop a project for young people affected by autism since September 2020. Mr. Trebbi has also served as director of EMC Impresa S.R.L. since 2024.

Mr. Fabrizio Castellazzi currently serves as the Sales Manager of Reabilita Sport Tech S.R.L. since May 2022. Mr. Castellazzi has also served as the Sports Director of S.S. Cosmos since July 2025. From March 2020 to April 2022, Mr. Castellazzi served as Production Manager of Logisticati S.R.L. He is the brother of Roberto Castellazzi.

There was no arrangement or understanding between Roberto Castellazzi, Massimo Trebbi or Fabrizio Castellazzi and any other persons pursuant to which any such individual was appointed to the positions described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GHST World Inc.

Date: March 5, 2025	By:	/s/ Roberto Castellazzi
	Name:	Roberto Castellazzi
	Title:	Chief Executive Officer